SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 23, 2005

                                 Date of Report
                        (Date of earliest event reported)

                       NEW BRUNSWICK SCIENTIFIC CO., INC.

               (Exact Name of Registrant as Specified in Charter)

     NEW JERSEY                    0-6994                    22-1630072
State or Other Jurisdiction of  (Commission File Number)  (IRS Employer
Incorporation)                                             Identification No.)



          44 TALMADGE ROAD, EDISON, NJ                         08818-4005
         (Address of Principal Executive Offices)             (ZIP Code)


          Registrant's telephone number, including area code:  (732) 287-1200

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.02 Departure of Chief Financial Officer

As previously disclosed in its Form 10-Q for the quarter ended October 1, 2005, on December 23, 2005, Samuel Eichenbaum resigned as Vice President, Finance, Chief Financial Officer and Treasurer of New Brunswick Scientific Co., Inc. (the Company) effective December 31, 2005 and will retire as an employee of the Company effective January 31, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.

Date:  December  23,  2005          By: /s/Samuel  Eichenbaum

                                        Samuel  Eichenbaum
                                        Vice  President,  Finance  and
                                        Chief Financial Officer